     As filed with the Securities and Exchange Commission on August 12, 2004

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                              TRAINER WORTHAM FUNDS
                (Name of Registrant as Specified in Its Charter)

                 ----------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)    Title of each class of securities to which transactions applies:

    2)    Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)    Proposed maximum aggregate value of transaction:

    5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount Previously Paid:

    2)    Form, Schedule or Registration Statement No.:

    3)    Filing Party:

    4)    Date Filed:

                                  [LETTERHEAD]

                              TRAINER WORTHAM FUNDS
                           1230 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020

Dear Shareholder:

We are pleased to enclose a proxy statement and notice for the Special Meeting of Shareholders of the Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund (each, a "Fund" and together, the "Funds") of Trainer Wortham Funds (the "Trust") to be held on September 22, 2004. Shareholders who cannot attend this meeting are strongly encouraged to vote by proxy. The enclosed proxy materials contain information you should read carefully regarding several important proposals regarding your Fund.

These proposals are made in connection with proposed new service arrangements with Reserve Management Company, Inc. ("Reserve Management"). Reserve Management is a registered investment adviser in New York, New York, that provides investment advisory services to the investment companies in the Reserve and Hallmark family of funds. As of June 30, 2004, Reserve Management had approximately $32.5 billion in assets under management.

The attached Proxy Statement describes the voting process for shareholders. We urge you to read it carefully and vote in favor of all the proposals. The returns will be reported at the Special Meeting of Shareholders on September 22, 2004. Please return your proxy card in the enclosed postage-paid envelope as soon as possible.

Thank you for taking the time to vote and for your investment in the Funds.

Sincerely,
/s/ David P. Como
Chairman of the Board

                                IMPORTANT NOTICE

      We recommend that you read the entire proxy statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Special Meeting.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT

      The Board of Trustees is proposing a number of changes for the Trust. A detailed discussion of each proposal is included in the body of the proxy statement.

Q.    WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The Board is asking shareholders of the Funds to vote on several proposals. First, the Board is seeking shareholder approval for the election of new Trustees to the Trust. Second, the Board is seeking shareholder approval of a new Investment Management Agreement between the Trust and Reserve Management on behalf of each Fund. Third, the Board is seeking shareholder approval of new Sub-Investment Management Agreements for each Fund. Finally, shareholders are being asked to approve a proposal that would permit Reserve Management and each Fund to enter into, terminate or materially change agreements between Reserve Management and sub-advisers on behalf of the Funds without obtaining shareholder approval. If the foregoing changes are approved, the name of the Trust will be changed to the Hallmark Investment Series Trust and the name of the Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund will be changed to the Hallmark First Mutual Fund, Hallmark Total Return Bond Fund and Hallmark Convertible Securities Fund, respectively.

Q.    WHY IS A SHAREHOLDER VOTE NECESSARY?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), requires shareholders to elect the new Trustees and to vote on an Investment Management Agreement whenever there is a change in the investment adviser. Therefore, the Board of Trustees is holding the Special Meeting so that shareholders can elect the new Trustees, approve the investment adviser, and approve the other proposals.

Q. DOES THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND RESERVE MANAGEMENT DIFFER SUBSTANTIVELY FROM THE CURRENT INVESTMENT ADVISORY AGREEMENTS?

A. The proposed new Investment Management Agreement provides that the Funds will pay Reserve a comprehensive management fee that includes the advisory fee, as well as substantially all administrative and customary operating expenses of the Funds. Under the current investment advisory agreements, the customary administrative expenses were charged to each Fund separately from the investment advisory fee. Unless otherwise terminated, the new investment management agreement will continue for an initial term of two years and may continue annually thereafter upon approval by a vote of a majority of the outstanding voting securities of the Funds or by the Board of Trustees.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees"), unanimously recommends that you vote "FOR" each proposal.

Q. AM I REQUIRED TO APPROVE OR REJECT ALL OF THE PROPOSALS AS A GROUP, OR CAN I VOTE "YES" FOR SOME PROPOSALS AND "NO" FOR OTHERS?

A. Each of the Proposals discussed in this proxy statement is subject to a separate vote, and you should accept or reject each Proposal on its own merits. Please note, however, that the decisions made on each of the Proposals are ultimately related. For example, the Proposed New Sub-Investment Management Agreements between Reserve Management and the proposed sub-advisers (Proposals 4, 5 and 6) cannot be approved unless the Proposed New Investment Management Agreement between the Trust and Reserve Management (Proposal 2) is approved.

Q. WHAT WILL THE BOARD DO IF ONE OR MORE, BUT NOT ALL, OF THE PROPOSALS ARE APPROVED?

A. If one or more, but not all, of the Proposals are approved, the Board will evaluate the appropriate action that the Funds should take. For example, if shareholders approve Proposals 1, 2, 3, 4 and 5 but reject Proposal 6, the Board could determine to have a subsequent shareholder meeting regarding Proposal 6.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that each separate proposal can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Each proposal contained in the Proxy Statement requires the affirmative vote of the lesser of (i) a majority of the outstanding shares of the Fund; or (ii) 67% or more of the votes attributable to the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented.

      In addition, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.    WHO CAN I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at (866) 893-8637 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.    HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use one of those methods of voting.

                              TRAINER WORTHAM FUNDS
                           1230 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2004

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of the Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund (each, a "Fund" and together, the "Funds") of Trainer Wortham Funds (the "Trust"), will be held on September 22, 2004 at 2:00 p.m., Eastern Time, at the offices of the Trust's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Special Meeting is being held to consider and vote on the following matters:

The following proposals are to be voted on by shareholders of record of each
Fund:

PROPOSAL 1: APPROVAL OF THE ELECTION OF SIX TRUSTEES OF THE TRUST

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST
            AND RESERVE MANAGEMENT, ON BEHALF OF EACH FUND.

PROPOSAL 3: APPROVAL OF A PROPOSAL TO PERMIT RESERVE MANAGEMENT AND EACH FUND
            TO ENTER INTO, TERMINATE OR MATERIALLY CHANGE AGREEMENTS BETWEEN RESERVE MANAGEMENT AND SUB-ADVISERS ON BEHALF OF THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

The following proposal is to be voted on ONLY by shareholders of record of Trainer Wortham First Mutual Fund:

PROPOSAL 4: APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
            RESERVE MANAGEMENT AND TRAINER WORTHAM & COMPANY, INC., FOR THE TRAINER WORTHAM FIRST MUTUAL FUND.

The following proposal is to be voted on ONLY by shareholders of record of Trainer Wortham Total Return Bond Fund:

PROPOSAL 5: APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
            RESERVE MANAGEMENT AND TRAINER WORTHAM & COMPANY, INC., FOR THE TRAINER WORTHAM TOTAL RETURN BOND FUND.

The following proposal is to be voted on ONLY by shareholders of record of Froley, Revy Convertible Securities Fund:

PROPOSAL 6: APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
            RESERVE MANAGEMENT AND FROLEY, REVY INVESTMENT COMPANY, INC., FOR THE FROLEY, REVY CONVERTIBLE SECURITIES FUND.

PROPOSAL 7: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
            MEETING AND ANY ADJOURNMENTS THEREOF

      Shareholders of record at the close of business on August 11, 2004 are entitled to notice of, and to vote at, the meeting. Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY, AND RETURN IT PROMPTLY so that a quorum will be present at the Meeting.

                                               By Order of the Board of Trustees

                                               H. Williamson Ghriskey
                                               President

                                 PROXY STATEMENT
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 22, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Trainer Wortham Funds (the "Trust") on behalf of Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund (each, a "Fund" and together, the "Funds") for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held on September 22, 2004 at 2:00 p.m. Eastern time at the offices of the Trust's Administrator, PFPC Inc., 760 Moore Road, King of Prussia, PA, 19406, and at any adjournment thereof. This Proxy Statement and the accompanying proxy cards were first mailed to shareholders on or about August 24, 2004. The close of business on August 11, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      All proxies solicited by the Board of Trustees which are properly executed and received by the Secretary prior to the Meeting, will be voted at the Meeting in accordance with the shareholders' instructions. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted "FOR" the proposals and the proxy holders may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be presented at the Meeting.

      The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

      You can obtain a copy of the Trust's Annual Report, dated June 30, 2003, and Semi-Annual Report, dated December 31, 2003, by writing the Trust at Trainer Wortham Funds, c/o PFPC Inc., P.O. Box 9804, Providence, RI 02940-9804 or by calling (866) 893-8637. These reports have been previously mailed to shareholders.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

      It is proposed that six Trustee Nominees be elected to comprise the entire Board of Trustees of the Trust at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal or until he attains the age of seventy-five (75) years, unless extended by the vote of a majority of the Independent Trustees. The Trustee Nominees were recently selected by a Nominating and Governance Committee of the Board comprised entirely of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Trustees") and nominated by the full Board at a meeting held on July 27, 2004. The Trustee Nominees currently serves as Trustees of investment companies in the Reserve and Hallmark family of funds.

      If elected, the terms of the six Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Como, Froley, Elias, Twaddell, Breslin, Lazar, Levine, O'Hara and Eisenberg, each a current member of the Board of Trustees, will no longer serve effective the Effective Date if Proposal 1 is approved by the shareholders of the Funds. It is also anticipated that Mr. Bruce R. Bent will become Chairman of the Board of the Trust if Proposal 1 is approved by the shareholders of the Funds. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below.

      No Independent Trustee Nominee of the Trust will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxy holders in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxy will vote the subject shares for such other person(s) as the Board of Trustees may recommend.

INFORMATION REGARDING TRUSTEE NOMINEES

                                                                                      NUMBER OF
                                 LENGTH OF                                            FUNDS IN
                                   TERM                                                 FUND
                                SERVED, AND   PRINCIPAL OCCUPATION(S) AND OTHER        COMPLEX
NAME, AGE, MAILING ADDRESS AND    TERM OF           TRUSTEESHIPS HELD DURING THE     OVERSEEN BY         OTHER
   POSITION WITH THE TRUST        OFFICE                 PAST FIVE YEARS               NOMINEE      TRUSTEESHIPS HELD
-----------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED NOMINEE
-----------------------------------------------------------------------------------------------------------------------
BRUCE R. BENT*                      N/A      President of Reserve Management             0        Trustee of The
Age: 67                                      Company, Inc. ("Reserve Management"                  Reserve Fund ("RF");
The Reserve Funds                            or the "New Advisor"), Trustee and                   Trustee of Reserve
1250 Broadway                                Chairman/Chief Executive Officer of                  Tax-Exempt Trust
New York, NY 10001                           Reserve Management Corporation                       ("RTET"); Trustee
Trustee Nominee                              ("RMC") and Chairman and Trustee of                  of Reserve New York
                                             Resrv Partners, Inc. ("RESRV") since                 Tax-Exempt Trust
                                             2000; Chairman and Trustee of Reserve                ("RNYTET"); Trustee
                                             International Liquidity Fund (USD)                   of Reserve Municipal
                                             Ltd. since 1990; Co-founder of The                   Money-Market Trust
                                             Reserve Fund ("RF") in 1970; officer                 ("RMMMT"); Trustee
                                             thereof since 1970.                                  of Hallmark Equity
                                                                                                  Series Trust ("HEST").
-----------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT NOMINEES
-----------------------------------------------------------------------------------------------------------------------
EDWIN EHLERT, JR.                   N/A      Retired. President, Premier                 0        Trustee of RF;
Age: 73                                      Resources, Inc. (meeting management                  Trustee of RTET;
2517 Highway #35, Bldg. J                    firm) since 1987.                                    Trustee of RNYTET;
Manasquan, NJ 08736                                                                               Trustee of RMMMT;
Trustee Nominee                                                                                   Trustee of HEST.
-----------------------------------------------------------------------------------------------------------------------
PATRICK J. FOYE                     N/A      President and CEO, United Way of Long       0        Trustee of RF;
Age: 47                                      Island, since February 2004;                         Trustee of RTET and
819 Grand Blvd                               Chairman, New York Public Asset Fund                 RNYTET; Trustee of
Deer Park, NY 11729                          (state agency), since 2002; Deputy                   RMMMT; Trustee of
Trustee Nominee                              Chairman, Long Island Power Authority                HEST; Trustee of the
                                             (public utility) since 1995;                         Philadelphia Trust
                                             Executive Vice President of Apartment                Company since 2002.
                                             Investment and Management Company
                                             (real estate investment) May 1998 to
                                             February 2004; Partner, Skadden, Arps
                                             Slate Meagher & Flom (Law firm) from
                                             1989 to 1998.
-----------------------------------------------------------------------------------------------------------------------
DONALD J. HARRINGTON                N/A      President of St. John's University,         0        Trustee of RF;
Age: 58                                      New York since 1989.                                 Trustee of RTET and
c/o St. John's University                                                                         RNYTET; Trustee of
8000 Utopia Parkway                                                                               RMMMT 2002; Trustee
Jamaica, NY 11439                                                                                 of HEST; Trustee of
Trustee Nominee                                                                                   The Bear Stearns
                                                                                                  Companies, Inc.
                                                                                                  (financial services
                                                                                                  company) since 1993.
-----------------------------------------------------------------------------------------------------------------------
WILLIAM J. MONTGORIS                N/A      Retired since 1999; Chief Operating         0        Trustee of RF;

                                                                                      NUMBER OF
                                 LENGTH OF                                            FUNDS IN
                                   TERM                                                 FUND
                                SERVED, AND   PRINCIPAL OCCUPATION(S) AND OTHER        COMPLEX
NAME, AGE, MAILING ADDRESS AND    TERM OF           TRUSTEESHIPS HELD DURING THE     OVERSEEN BY         OTHER
   POSITION WITH THE TRUST        OFFICE                 PAST FIVE YEARS               NOMINEE      TRUSTEESHIPS HELD
-----------------------------------------------------------------------------------------------------------------------
Age: 57                                      Officer of The Bear Stearns                          Trustee of RTET and
286 Gregory Road                             Companies, Inc. from 1979 to 1999.                   RNYTET; Trustee of
Franklin Lakes, NJ 07417                                                                          RMMMT; Trustee of
Trustee Nominee                                                                                   HEST.
-----------------------------------------------------------------------------------------------------------------------
WILLIAM E. VIKLUND                  N/A      Retired since 1996; President and COO       0        Trustee of RF;
Age: 63                                      of Long Island Bankcorp from 1980 to                 Trustee of RTET and
110 Grist Mill Lane                          1996; President and CEO of Long                      RNYTET; Trustee of
Plandome Manor, NY 11030                     Island Savings Bank from 1980 to 1996.               RMMMT; Trustee of
Trustee Nominee                                                                                   HEST.
-----------------------------------------------------------------------------------------------------------------------

* If elected, Mr. Bent would be considered an "interested person" of the Trust as defined in Section 2(a) (19) of the 1940 Act due to his positions with the New Advisor or its affiliates.

INFORMATION REGARDING TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                   NUMBER OF           OTHER
                                        TERM OF                                               PORTFOLIOS IN FUND      DIRECTOR
                                      OFFICE AND                                                    COMPLEX            SHIPS
      NAME, AGE, ADDRESS AND           LENGTH OF            PRINCIPAL OCCUPATION(S)               OVERSEEN BY         HELD BY
      POSITION(S) WITH TRUST         TIME SERVED(1)             DURING PAST 5 YEARS                 TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Robert H. Breslin, Jr. (75)            Since 1979    Partner in the law firm of Breslin,               3            None
c/o 1230 Avenue of the Americas                      Sweeney & Earle since 1970.
New York, NY 10020
---------------------------------------------------------------------------------------------------------------------------------
Todd L. Eisenberg (43)                 Since 1999    Certified Public Accountant, Tofias               3            None
c/o 1230 Avenue of the Americas                      P.C. (an accounting and consulting
New York, NY 10020                                   firm) since 1982.
---------------------------------------------------------------------------------------------------------------------------------
Robert S. Lazar (61)                   Since 1976    Retired since 1992.                               3            Director;
c/o 1230 Avenue of the Americas                                                                                     Newport
New York, NY 10020                                                                                                  Federal
                                                                                                                    Savings
                                                                                                                    Bank
---------------------------------------------------------------------------------------------------------------------------------
Martin S. Levine (50)                  Since 1994    Controller and Chief Financial                    3            None
c/o 1230 Avenue of the Americas                      Officer, John P. Picone, Inc. (a
New York, NY 10020                                   construction company) since 1984.
---------------------------------------------------------------------------------------------------------------------------------
Timothy J. O'Hara (53)                 Since 1998    Publisher, Advertising Director,                  3            None
c/o 1230 Avenue of the Americas                      Credit Union Journal (a national
New York, NY 10020                                   weekly financial newspaper owned by
                                                     Thomson Media of NY) since 1996.
---------------------------------------------------------------------------------------------------------------------------------
James F. Twaddell (65)                 Since 1979    Investment banker, Investors Capital,             3            Director;

                                                                                                   NUMBER OF           OTHER
                                        TERM OF                                               PORTFOLIOS IN FUND      DIRECTOR
                                      OFFICE AND                                                    COMPLEX            SHIPS
      NAME, AGE, ADDRESS AND           LENGTH OF            PRINCIPAL OCCUPATION(S)               OVERSEEN BY         HELD BY
      POSITION(S) WITH TRUST         TIME SERVED(1)             DURING PAST 5 YEARS                 TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
c/o 1230 Avenue of the Americas                      Inc. (a securities and investments                             Investor's
New York, NY 10020                                   firm) since June 1995.                                         Capital, Inc.
---------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEES (2)
---------------------------------------------------------------------------------------------------------------------------------
David P. Como (58)                     Since 1984    Managing Director and Portfolio                   3            None
c/o 1230 Avenue of the Americas                      Manager, Trainer Wortham & Company,
New York, NY 10020                                   Inc. (an investment advisory firm)
                                                     since 1969.
---------------------------------------------------------------------------------------------------------------------------------
David Elias (59)                       Since 1991    President and Chief Investment                    3            None
c/o 1230 Avenue of the Americas                      Officer, Elias Asset Management (an
New York, NY 10020                                   investment management firm) since 1978.
---------------------------------------------------------------------------------------------------------------------------------
George A. Froley, III (66)             Since 2000    Principal and Chairman, Froley, Revy              3            None
10900 Wilshire Blvd., Suite 900                      Investment Co., Inc. (an investment
Los Angeles, CA 90024                                management firm) since 1975.
---------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
H. Williamson Ghriskey (60)            Since 2004    Executive Vice President, Secretary              N/A           N/A
c/o 1230 Avenue of the Americas                      and Director of Trainer Wortham &
New York, NY 10020                                   Company, Inc. since 1998.
President; Chief Executive Officer;
Chief Administrative Officer
---------------------------------------------------------------------------------------------------------------------------------
John D. Knox (45)                      Since 1996    President (since 2003), Managing                 N/A           N/A
c/o 1230 Avenue of the Americas                      Director and Fixed Income Portfolio
New York, NY 10020                                   Manager (since 1995), Trainer Wortham
Vice President                                       & Company, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Andrea Revy O'Connell (41)             Since 2000    President and Chief Executive Officer,           N/A           N/A
10900 Wilshire Blvd., Suite 900                      Froley, Revy Investment Co., Inc.
Los Angeles, CA 90024                                since 2000; Managing Director, Senior
Vice President                                       Portfolio Manager,  Froley, Revy
                                                     Investment Co., since 1994.
---------------------------------------------------------------------------------------------------------------------------------
Ann Houlihan (44)                      Since 2003    First Vice President, Chief                      N/A           N/A
10900 Wilshire Blvd., Suite 900                      Administrative Officer and Compliance
Los Angeles, CA 90024                                Officer, Froley, Revy Investment Co.,
Treasurer, Chief Financial Officer                   Inc. since 2000; Vice President, Trust
                                                     Operations Manager of Wells Fargo
                                                     Bank, 1997-2000.
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Brancazio (38)          Since 2002    Compliance Officer, Trainer Wortham &            N/A           N/A
c/o 1230 Avenue of the Americas                      Company, Inc. since March 2002;
New York, NY 10020                                   Compliance Officer, LF Capital (an
Compliance Officer                                   investment management company) October
                                                     2001 to December 2001; Compliance
                                                     Officer, Friends Ivory & Sime, Inc.
                                                     (an investment management company)
                                                     October 1999 to October 2001;
                                                     Compliance Officer, AIG Global
                                                     Investment Group, July 1997 to October
                                                     1999.

(1) Each Trustee and Officer serves for an indefinite term, until his/her successor is elected.

(2) Mr. Como and Mr. Froley are interested by reason of their affiliation with an investment advisor of the Trust and/or as a result of being an Officer of the Trust. Mr. Elias may be regarded as an " interested person" by reason of a material business relationship with an investment advisor of the Trust.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      The Board of Trustees of the Trust has established a Nominating and Corporate Governance Committee comprised of Messrs. Twaddell, Breslin, Lazar, Levine, O'Hara and Eisenberg. The duties and functions of the Nominating and Corporate Governance Committee include (i) recommending to the Board nominees for election as Trustees of the Fund, (ii) performing periodic evaluations of the effectiveness of the Board as a whole and individual Trustees, (iii) reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and (iv) reviewing and making recommendations to the Board at least annually regarding compensation of the Independent Trustees. Exhibit A contains the Nominating and Corporate Governance Committee Charter for the Trust. During the Trust's most recent fiscal year, the Board did not hold any meetings of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met on July 27, 2004 to select the Trustee Nominees.

AUDIT COMMITTEE

      The Board of Trustees of the Trust has established an Audit Committee to consider such matters as the selection of the independent certified public auditor for the Trust, review of the auditor's report on accounting procedures and internal controls, review of the quarterly reports on brokerage commissions paid by the Trust, and other issues referred to the Committee by the full Board. The Audit Committee is comprised of Messrs. Twaddell, Breslin, Lazar, Levine, O'Hara and Eisenberg, all of whom are Independent Trustees. The Audit Committee met two times during the fiscal year ended June 30, 2004. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on July 27, 2004. Exhibit B contains the Audit Committee Charter for the Trust.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

      At a meetings held on July 30, 2002 and July 29, 2003, upon the recommendation of the Audit Committee, a majority of the Independent Trustees selected Briggs Bunting & Dougherty LLP ("Briggs Bunting") as independent registered public accounting firm for the Fund for the fiscal year ended June 30, 2003 and June 30, 2004, respectively. Briggs Bunting has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Briggs Bunting professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Briggs Bunting will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

AUDIT FEES

      Set forth in the table below are all fees billed to the Trust by Briggs Bunting for professional services rendered to the Trust for the fiscal year ended June 30, 2003. Also included in the table below are the audit fees Briggs Bunting expects to bill for the period ended and June 30, 2004.

           AUDIT FEES  AUDIT RELATED FEES  TAX FEES  ALL OTHER FEES
           ----------  ------------------  --------  --------------
2003        $30,000           $0            $3,000         $0
2004        $32,500           $0            $3,000         $0

      The Trust's Audit Committee has adopted a policy to pre-approve all audit services and permitted non-audit services to be performed for the Fund by Briggs Bunting. This policy sets forth the understanding of the Audit Committee regarding the retention of Briggs Bunting to provide (1) audit and permissible audit related, tax and other services to the Trust; (2) non-audit services to the Trust's Adviser, or any "control affiliates" of such Adviser, that relate directly to the Trust's operations and financial reporting; and (3) certain other audit and non-audit services to the Trust's Adviser and its control affiliates. These pre-approvals are subject to the de minimus exceptions for permitted non-audit services described in Section 1-A of the Exchange Act and applicable regulations.

REMUNERATION OF TRUSTEES

      Current Independent Trustees of the Trust are entitled to receive an annual retainer of $3,000 per annum, $1,500 per Board meeting and $200 per committee meeting attended, as well as reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The Trustees who are interested persons under the 1940 Act (the "Interested Trustees"), receive no compensation from the Trust.

      For the fiscal year ended June 30, 2004, the Independent Trustees of the Trust received the following compensation:

                                          Pension or
                                          Retirement       ESTIMATED        TOTAL
                                           Benefits         ANNUAL       COMPENSATION
                          AGGREGATE     Accrued As Part   RETIREMENT       FROM THE
      NAME OF            COMPENSATION      of Trust      BENEFITS UPON  TRUST AND TRUST
      TRUSTEE           FROM THE TRUST     Expenses       RETIREMENT        COMPLEX
---------------------------------------------------------------------------------------
James F. Twaddell           $9,400            $0                 $0         $9,400
Robert H. Breslin, Jr.      $9,400            $0                 $0         $9,400
Robert S. Lazar             $9,400            $0                 $0         $9,400
Martin S. Levine            $9,400            $0                 $0         $9,400
Timothy J. O'Hara           $9,400            $0                 $0         $9,400
Todd Eisenberg              $9,400            $0                 $0         $9,400

      For the twelve months ended March 31, 2004, the Independent Trustee Nominees received the following compensation in connection with their service as Independent Trustees of funds in the Reserve and Hallmark family of funds:

                           PENSION OR                            TOTAL COMPENSATION
                       RETIREMENT BENEFITS   ESTIMATED ANNUAL         FROM THE
       NAME OF         ACCRUED AS PART OF   RETIREMENT BENEFITS   TRUST AND TRUST
       TRUSTEE              EXPENSES          UPON RETIREMENT         COMPLEX
-----------------------------------------------------------------------------------
Edwin Ehlert, Jr.             $0                   $0                $40,000
Patrick J. Foye               $0                   $0                $40,000
Donald J. Harrington          $0                   $0                $40,000
William J. Montgoris          $0                   $0                $40,000
William E. Viklund            $0                   $0                $40,000

No Interested Trustee of any Reserve or Hallmark Trust received any compensation from such Trust.

      The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee in the Trainer Wortham Fund family (the "Supervised Funds").

                                                                       Aggregate Dollar Range
      NAME OF                 NAME OF          DOLLAR RANGE OF EQUITY  of Equity Securities in
      TRUSTEE                  FUND            SECURITIES IN FUND(1)    All SUPERVISED FUNDS
----------------------------------------------------------------------------------------------
                                   INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------
James F. Twaddell        First Mutual Fund        $10,001-$50,000           $10,001-$50,000
Robert H. Breslin        First Mutual Fund        $1-$10,000                $1-$10,000
Robert S. Lazar          First Mutual Fund        $10,001-$50,000           $10,001-$50,000
Martin S. Levine                N/A                   None                      None
Timothy J. O'Hara        First Mutual Fund        $10,001-$50,000           $10,001-$50,000
Todd L. Eisenberg               N/A                   None                      None
----------------------------------------------------------------------------------------------
                                    INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------
David P. Como                   N/A                   None                      None
David Elias                     N/A                   None                      None
George A. Froley, III  Convertible Securities     $10,001-$50,000           $10,001-$50,000
                               Fund

(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

      As of the Record Date, the Independent Trustees, and their immediate family members did not own, beneficially or of record, any securities in the Adviser, or in any persons (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

      In connection with the proposed new investment advisory arrangements with Reserve Management, it is proposed that six new Trustees, all of whom currently serve as Trustees of investment companies in the Reserve and Hallmark family of funds, be elected to the Board. The Trustee Nominees were recently selected by a Nominating and Governance Committee of the Board comprised entirely of the Independent Trustees of the Board and nominated by the full Board at a meeting held on July 27, 2004.

      The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Five of the nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management.

      For the reasons as set forth above, the Board unanimously recommends that shareholders of each Fund vote to approve Proposal 1.

      If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his successor is duly elected and qualified, until his or her earlier resignation or removal or until he attains the age of seventy-five (75) years, unless extended by the vote of a majority of the Independent Trustees. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Funds' shareholders.

                                   PROPOSAL 2
                                APPROVAL OF A NEW
                        INVESTMENT MANAGEMENT AGREEMENT

      The Board of Trustees of the Fund is proposing that shareholders approve a new Investment Management Agreement to be entered into between the Trust and Reserve Management on behalf of Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund. A form of the new Investment Management Agreement (the "Proposed Agreement") is attached hereto as Exhibit C.

INFORMATION CONCERNING RESERVE MANAGEMENT COMPANY, INC.

      Reserve Management is a New Jersey Corporation and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Reserve Management has its principal offices at 1250 Broadway, New York, New York 10001. Reserve Management has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of June 30, 2004, the Adviser had approximately $32.5 billion in assets under management.

INFORMATION CONCERNING THE CURRENT INVESTMENT ADVISORY AGREEMENTS

      Trainer Wortham & Company, Inc. ("Trainer Wortham") serves as investment advisor for the First Mutual Fund and Total Return Bond Fund pursuant to each Fund's existing Investment Advisory Agreement with Trainer Wortham and Froley, Revy Investment Company, Inc. ("Froley Revy") has served as investment advisor for the Froley, Revy Convertible Securities Fund since 2000 pursuant to the Fund's existing Investment Advisory Agreement with Froley Revy (each a "Current Agreement" and together the "Current Agreements").

      Pursuant to the individual Current Agreements, with respect to First Mutual Fund, Trainer Wortham receives an annual investment advisory fee, accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets; and with respect to Total Return Bond Fund, Trainer Wortham receives an annual fee, accrued daily and paid monthly, of 0.45% of the Fund's average daily net assets. From time to time, Trainer Wortham may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering a Fund's expense ratio and increasing yield to shareholders at the time such amounts are waived or assumed, as the case may be. For the fiscal year ended June 30, 2003, with respect to First Mutual Fund, the Fund paid Trainer Wortham fees aggregating $185,519. With respect to the Total Return Bond Fund, for the fiscal year ended June 30, 2003, Trainer Wortham earned fees of $97,143 of which $73,514 were waived.

      Pursuant to its Current Agreement, Froley Revy receives an annual investment advisory fee, accrued daily and paid monthly, of 0.625% of the Convertible Securities Fund's average daily net assets. From time to time, Froley Revy may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of lowering the Fund's expense ratio and increasing yield to shareholders at the time such amounts are waived or assumed, as the case may be. With respect to the Convertible Securities Fund, for the fiscal year ended June 30, 2003, Froley Revy was entitled to receive fees of $93,915, of which $47,810 were waived.

      Under the Current Agreements, Trainer Wortham and Froley Revy are not subject to liabilities to the Funds or to any shareholder of the Funds for any action or omission in the course of, or connected with, rendering services under the Current Agreements or for any losses sustained in the purchase, holding or sale of any security, or otherwise in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of Trainer Wortham or Froley Revy to the Funds except as otherwise provided by law.

      The Current Agreements were approved for a two-year period by the initial shareholders of each Fund, and were last approved by the Trustees at a meeting held for that purpose on October 28, 2003. The Current Agreements remain in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Funds, as defined under the 1940 Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Current Agreements provided for termination by the Trust, Trainer Wortham or Froley Revy without penalty at any time on sixty (60) days' written notice to the other party.

INFORMATION CONCERNING THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT

      Pursuant to the Proposed Agreement, the Funds will pay Reserve Management a comprehensive management fee to furnish investment advisory and other management and administrative services to each Fund, including transfer agent services, at the following annual rates of the average daily net assets of each
Fund:

                Fund                      Class R*  Class I*
                ----                      --------  --------
Trainer Wortham First Mutual Fund          1.30%     1.00%
Trainer Wortham Total Return Bond Fund     1.05%     1.00%
Froley, Revy Convertible Securities Fund   1.25%     1.00%

* If the Proposals are approved, the existing shares of each Fund will be designated as Class I shares and a new class of shares, Class R Shares, will be created.

      The comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Funds, shareholder liaison services (such as, responding to customer inquiries and providing information on their investments), recordkeeping charges, accounting expenses, and transfer agent costs. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, state (blue sky) and SEC registration fees, and the fees and expenses of the Independent Trustees, for which each Fund pays its direct or allocated share.

Under the current management fee arrangements the total annual fund operating expenses for the fiscal year ended were:

                Fund                                Class I*
                ----                                --------
Trainer Wortham First Mutual Fund                   2.23%**
Trainer Wortham Total Return Bond Fund              1.34%**
Froley, Revy Convertible Securities Fund            1.94%**

* If the Proposals are approved, all existing shares of each Fund will be designated Class I.

** After fee and expense waivers, 1.98%, 1.00% and 1.50% respectively.

Under the proposed comprehensive management fee arrangement the estimated total annual fund operating expenses would be:

                Fund                            Class I*        Class R*
                ----                            --------        --------
Trainer Wortham First Mutual Fund                1.00%           1.55%
Trainer Wortham Total Return Bond Fund           1.00%           1.30%
Froley, Revy Convertible Securities Fund         1.00%           1.50%

* If the Proposals are approved, all existing shares of each Fund will be designated Class I and a new class of shares, designated Class R, will be added.

      It is anticipated that the Proposed Agreement will be dated as of the day after shareholder approval of the Agreement is obtained. The Proposed Investment Management Agreement will continue in effect for an initial term of one year and may continue thereafter from year to year if specifically approved at least annually by the vote of a majority of the outstanding voting securities of the respective Fund or by the Board of Trustees of the Trust and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

      If the Proposed Agreement is not approved by the shareholders of a Fund, the Trustees of the Trust will consider what other action is appropriate based upon the best interests of the shareholders.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

      At a Board Meeting on April 27, 2004, Fund management informed the Board of Trustees of the Trust that Trainer Wortham wished to change its role from advisor to sub-investment advisor with regard the Trainer Wortham First Mutual Fund and Trainer Wortham Total Return Bond Fund and that Froley Revy wished to change its role from advisor to sub-investment advisor with regard to the Froley, Revy Convertible Securities Fund. Fund Management recommended to the Board of Trustees that Reserve Management serve as the new investment advisor to the Funds.

      The Board of Trustees, on behalf of each Fund, requested and reviewed various materials with respect to Reserve Management, including materials furnished by Reserve Management. These materials included information about Reserve Management and its personnel, operations and financial condition. The Board of Trustees also evaluated the ability of Reserve Management to provide a stable financial environment for the provision of services to the Funds. The Board also received and reviewed information with regard to other potential alternative arrangements for the Funds.

      The Board of Trustees of the Trust met on July 27, 2004 to consider the approval of the Proposed Agreement with Reserve Management. At that Meeting, the Board of Trustees had the opportunity to meet with the representatives of Reserve Management to determine whether each Proposed Agreement is in the best interests of the respective Fund and its shareholders. The Board, including a majority of the Independent Trustees so concluded, and voted to recommend each Proposed Agreement to the respective Fund's shareholders for their approval.

      For the reasons as set forth above, the Board unanimously recommends that shareholders of each Fund vote to approve Proposal 2.

                                   PROPOSAL 3
       APPROVAL OF PROPOSAL TO PERMIT RESERVE MANAGEMENT TO ENTER INTO OR
        MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF THE
                  FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL

INFORMATION CONCERNING THE PROPOSAL TO PERMIT RESERVE MANAGEMENT TO ENTER INTO OR MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS

      The Trustees approved the submission for shareholder approval of a proposal to permit Reserve Management, in its capacity as each Fund's adviser, to enter into, and materially amend, sub-investment advisory agreements with each of the sub-advisers retained by Reserve Management to manage the Funds without obtaining shareholder approval. Submission of this proposal is required under the terms of an exemptive order which Reserve received from the SEC dated October 8, 1997 (the "Order"). The Order granted exemptive relief from the provisions of the 1940 Act and its rules, as further discussed below.

      This proposal would be implemented only upon approval of the Proposed Agreement with Reserve Management. Approval by the Board, including a majority of the Independent Trustees, would continue to be required prior to entering into a new sub-investment management agreement with respect to any Fund or amending or terminating an existing sub-investment management agreement with respect to any Fund. However, if shareholders approve this proposal, a shareholder vote will not be required to approve sub-investment management agreements and material changes to them or terminate them. The proposal would only apply to entering into any sub-investment management agreement with a sub-adviser that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of Reserve Management or the applicable Fund, other than by reason of serving as sub-adviser to such Fund. Since all sub-advisory fees are paid out of the Reserve Management comprehensive management fee, there would be no increase in Fund expenses as a result of any such change.

CONDITIONS OF THE ORDER

      Reserve Management and its affiliated entities, Reserve Partners, Inc., The Reserve Private Equity Series (now "Hallmark Equity Series Trust"), The Reserve Fund, The Reserve Tax-Exempt Trust, and The Reserve New York Tax-Exempt Trust (the "Reserve Affiliates") filed an application requesting an order under section 6(c) of the 1940 Act for an exemption from section 15(a) of the 1940 Act and rule 18f-2, to allow Reserve Management and Reserve Affiliates to enter into and materially amend investment management agreements with the Fund's sub-advisers without shareholder approval. The SEC granted the Order on October 8, 1997 subject to certain enumerated conditions set forth in the Order. One condition, as requested in this proposal, requires shareholder approval before Reserve Management (and Reserve Affiliates) may implement the arrangement described above permitting them to enter into and materially amend sub-investment management agreements. Any Fund relying on the requested relief must disclose in its prospectus the existence, substance and effect of the Order. In addition, the Fund must hold itself out to the public as employing the sub-adviser structure described above and the prospectus will prominently disclose that Reserve Management has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

      Also, as described above, Reserve Management must provide management and administrative services to the Funds and, subject to the review and approval of the Board, will set the overall investment strategies of the Funds; recommend sub-advisers; where appropriate, allocate and reallocate the assets of the Funds among sub-advisers; and monitor and evaluate the investment performance of the sub-advisers, including their compliance with the Funds' investment objectives, policies and restrictions. Another condition of the Order requires that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then existing Independent Trustees. Additionally, when a change of sub-adviser is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Independent Trustees, must make a separate finding, reflected in the minutes of the Board meeting, that the change is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the investment adviser or and an affiliated sub-adviser derives an inappropriate advantage. Furthermore, within 90 days of a change to a Fund's sub-investment management agreement, the affected Fund must provide shareholders with an information statement that contains information about the sub-adviser, the sub-investment management agreement, and the sub-investment management fee.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

      The Board believes that it is appropriate and in the best interests of each Fund's shareholders to provide Reserve Management and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a sub-adviser or to terminate or materially amend a sub-investment management agreement, the Trust must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a sub-adviser is acquired, the Trust currently must seek approval of a new sub-investment management agreement from shareholders of the affected Funds, even where there will be no change in the persons managing a Fund. This process is often time-consuming and costly, and those costs are generally borne entirely by the respective Fund. Without the delay inherent in holding a shareholder meeting, Reserve Management and the Board would be able to act more quickly and with less expense, to appoint a sub-adviser when the Board and Reserve Management believe that the appointment would benefit a Fund.

      Under the terms of the Proposed Agreement, Reserve Management will be responsible for overseeing and monitoring the performance of each Fund's sub-advisers. Reserve Management will also be responsible for determining whether to recommend to the Board that a particular sub-investment management agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-investment management agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

      By investing in a Fund, shareholders in effect hire Reserve Management to manage that Fund's assets directly or to hire an external sub-adviser under Reserve Management's supervision. Accordingly, the Board believes that shareholders expect that Reserve Management and the Board take responsibility for overseeing each Fund's sub-advisers and for recommending their hiring, termination and replacement. Therefore, in light of the proposed contractual arrangements under which Reserve Management will be engaged as adviser and the sub-advisers will serve as sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by Reserve Management. The Board also believes that this approach is consistent with shareholder's expectations that Reserve Management will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

      The Board will continue to provide oversight of the sub-investment management selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-investment management agreements. In addition, under the 1940 Act and the terms of the sub-investment management agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-investment management agreement, Reserve Management and the sub-advisers must provide information to the Board for evaluation and the Board documents its reasons for approving or renewing such agreements.

      In addition, shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to Reserve Management. When engaging sub-advisers and entering into and amending sub-investment management agreements, Reserve Management will negotiate fees with these sub-advisers. Because these fees are paid by Reserve Management, and not directly by each Fund, any fee reduction negotiated by Reserve Management may benefit Reserve Management, and any increase will be a detriment to Reserve Management. The fees paid to Reserve Management by the Funds and the fees paid to sub-advisers by Reserve Management are considered by the Board in approving and renewing the investment management and sub-investment management agreements. Any increase in fees paid by a Fund to Reserve Management would continue to require shareholder approval.

      For the reasons as set forth above, the Board unanimously recommends that shareholders of each Fund vote to approve Proposal 3.

                                   PROPOSAL 4
                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT AGREEMENT
                      FOR TRAINER WORTHAM FIRST MUTUAL FUND

INFORMATION CONCERNING THE PROPOSED NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH TRAINER WORTHAM FOR TRAINER WORTHAM FIRST MUTUAL FUND

      Upon approval by the Trainer Wortham First Mutual Fund shareholders of the Proposed Agreement between the Trust and the New Advisor, the New Advisor intends to enter into a new sub-investment management agreement with Trainer Wortham to provide sub-investment management services to the Trainer Wortham First Mutual Fund (the "Proposed First Mutual Agreement"). A form of the Proposed First Mutual Agreement is attached hereto as Exhibit D.

      Trainer Wortham, the Fund's current investment advisor, will continue to provide daily investment management to the Fund in its capacity as the Fund's sub-advisor. Pursuant to the Proposed First Mutual Agreement, the New Advisor will pay Trainer Wortham an annual fee, accrued daily and paid quarterly, of 0.45% of the average daily net assets of the current shareholders of the Fund, not less than 0.30% of the Class R Shares' average daily net assets and not less than 0.20% of any new Class I Shares' average daily net assets.

      The Proposed First Mutual Agreement provides that subject to the supervision of the New Advisor and the Board of Trustees of the Trust, Trainer Wortham will provide recommendations for a continuous investment program for the Fund and investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The services provided under the Proposed First Mutual Agreement will be in accordance with the Fund's investment objective, policies and restrictions. Trainer Wortham will continue to employ its current strategy of investing in companies that offer prospects for capital growth and growth of earnings and dividends.

      The Fund may invest in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The Fund may also invest up to 15% of its net assets in foreign securities in the form of American Depository Receipts ("ADRs"). The Fund may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. In addition, the Fund may engage in repurchase transactions. In the event that Trainer Wortham determines that market conditions are not suitable for the Fund's typical investments, Trainer Wortham may, for temporary defensive purposes during such unusual market conditions, invest all or a portion of the Fund's assets in money market instruments.

      David P. Como currently serves as portfolio manager for the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since 1982. Under the First Mutual Agreement, David Como will continue to serve as portfolio manager under the Fund's new sub-advisory arrangement with Trainer Wortham.

      It is anticipated that the Proposed First Mutual Agreement will be dated as of the day after shareholder approval of the Proposed Agreement and the Proposed First Mutual Agreement is obtained. If approved by shareholders, the Proposed First Mutual Agreement will continue in effect for an initial term of one year and may continue thereafter from year to year if approved at least annually at a meeting, specifically called for such purpose, by the vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees of the Trust voting in person, including a vote of a majority of the Trustees who are not parties to the Proposed First Mutual Agreement or interested persons of any such party.

      If the Proposed First Mutual Agreement is not approved by the shareholders of the Fund, the Trustees of the Trust will consider what other action is appropriate based upon the best interests of the shareholders.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

      The Board considered the approval of the Proposed Agreement and the approval of the Proposed First Mutual Agreement at the same time and took into consideration information regarding the management, financial position and business of Trainer Wortham, as well as the experience of Trainer Wortham's portfolio management team.

      For the reasons as set forth above, the Board unanimously recommends that shareholders of Trainer Wortham First Mutual Fund vote to approve Proposal 4.

                                   PROPOSAL 5
                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT AGREEMENT
                   FOR TRAINER WORTHAM TOTAL RETURN BOND FUND

INFORMATION CONCERNING THE PROPOSED NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH TRAINER WORTHAM FOR TRAINER WORTHAM TOTAL RETURN BOND FUND

      Upon approval of the Trainer Wortham Total Return Bond Fund shareholders of the Proposed Agreement between the Trust and the New Advisor, the New Advisor intends to enter into a new sub-investment management agreement with Trainer Wortham to provide sub-investment management services to the Trainer Wortham Total Return Bond Fund (the "Proposed Total Return Agreement"). A form of the Proposed Total Return Agreement is attached hereto as Exhibit E.

      Trainer Wortham, the Fund's current investment adviser, will continue to provide daily investment management to the Fund in its capacity as the Fund's sub-adviser. Pursuant to the Proposed Total Return Agreement, the New Advisor will pay Trainer Wortham an annual fee, accrued daily and paid quarterly, of 0.35% of the average daily net assets of the current shareholders of the Fund, not less than 0.30% of the Class R Shares' average daily net assets and not less than 0.20% of any new Class I Shares' average daily net assets.

      The Proposed Total Return Agreement provides that subject to the supervision of the New Advisor and the Board of Trustees of the Trust, Trainer Wortham will provide recommendations for a continuous investment program for the Fund and investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The services provided under the Proposed Total Return Agreement will be in accordance with the Fund's investment objective, policies and restrictions. Trainer Wortham will continue to employ its current strategy of investing in companies that offer prospects for capital growth and growth of earnings and dividends.

      Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed-income securities. The Fund may also invest in: corporate notes, bonds and debentures that are rated investment grade at the time of purchase or of equivalent quality; U.S. Treasury securities including Treasury bills, Treasury notes and Treasury bonds; obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; mortgage-related securities including securities issued by various U.S. Government agencies, as well as those issued by private issuers; asset-backed securities; municipal obligations issued by states, territories and possessions of the U.S. and their political subdivisions, agencies and instrumentalities; zero coupon securities; foreign government obligations and supranational obligations; U.S. dollar denominated obligations of foreign corporate issuers; repurchase transactions; and short-term money market instruments. In the event that Trainer Wortham determines that market conditions are not suitable for the Fund's typical investments, Trainer Wortham may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

      John D. Knox currently serves as portfolio manager for the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since inception. Under the Total Return Agreement, John Knox will continue to serve as portfolio manager under the Fund's new sub-advisory arrangement with Trainer Wortham.

      It is anticipated that the Proposed Total Return Agreement will be dated as of the day after shareholder approval of the Proposed Agreement and the Proposed Total Return Agreement is obtained. If approved by shareholders, the Proposed Total Return Agreement will continue in effect for an initial term of one year and may continue thereafter from year to year if approved at least annually at a meeting, specifically called for such purpose, by the vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees of the Trust in person, including a vote of a majority of the Trustees who are not parties to the Proposed Total Return Agreement or interested persons of any such party.

      If the Proposed Total Return Agreement is not approved by the shareholders of the Fund, the Trustees of the Trust will consider what other action is appropriate based upon the best interests of the shareholders.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

      The Board considered the approval of the Proposed Agreement and the approval of the Proposed Total Return Agreement at the same time and took into consideration information regarding the management, financial position and business of Trainer Wortham, as well as the experience of Trainer Wortham's portfolio management team.

      For the reasons as set forth above, the Board unanimously recommends that shareholders of Trainer Wortham Total Return Bond Fund vote to approve Proposal 5.

                                   PROPOSAL 6
                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT AGREEMENT
                  FOR FROLEY, REVY CONVERTIBLE SECURITIES FUND

         Upon approval of the Froley, Revy Convertible Securities Fund shareholders of the Proposed Agreement between the Trust and the New Advisor, the New Advisor intends to enter into a new sub-investment management agreement with Froley Revy to provide sub-investment management services to Froley, Revy Convertible Securities Fund (the "Proposed Convertible Securities Agreement"). A form of the Proposed Convertible Securities Agreement is attached hereto as Exhibit F.

INFORMATION CONCERNING THE CURRENT SUB-ADVISORY AGREEMENT

      Trainer Wortham has served as Sub-Investment Advisor for Froley, Revy Convertible Securities Fund since 2000, pursuant to the Froley Revy's existing Sub-Investment Advisory Agreement with Trainer Wortham. For its Sub-Investment advisory services, Trainer Wortham receives a fee of up to 0.625% of the average daily net assets of Froley, Revy Convertible Securities Fund.

      The Current Sub-Investment Advisory Agreement was approved by the initial shareholders of each Fund, and was last approved by the Trustees at a meeting held for that purpose on October 28, 2003. The Current Sub-Investment Advisory Agreement remains in effect from year to year if specifically approved at least annually by vote of a majority of the outstanding voting securities of the Funds, as defined under the 1940 Act, or in-person by the Board of Trustees and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting or meetings called for such purpose. The Current Sub-Investment Advisory Agreement provides for termination by either Froley Revy or Trainer Wortham without penalty at any time on sixty (60) days' written notice to the other party.

INFORMATION CONCERNING THE PROPOSED SUB-INVESTMENT MANAGEMENT AGREEMENT WITH FROLEY, REVY

      If Proposal 6 is approved, Froley Revy, the Fund's current investment adviser, will continue to provide daily investment management to the Fund in its new capacity as the Fund's sub-adviser. Pursuant to the Proposed Convertibles Securities Agreement, the New Advisor will pay Froley Revy an annual fee, accrued daily and paid quarterly, of 0.35% of the average daily net assets of the current shareholders of the Fund, not less than 0.30% of the Class R Shares' average daily net assets and not less than 0.20% of any new Class I Shares' average daily net assets.

      The Proposed Convertible Securities Agreement provides that subject to the supervision of the New Advisor and the Board of Trustees of the Trust, Froley Revy will provide recommendations for a continuous investment program for the Fund and investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The services provided under the Proposed Convertible Securities Agreement will be in accordance with the Fund's investment objective, policies and restrictions. Froley Revy will continue to employ its current strategy of investing in companies that offer prospects for capital growth and growth of earnings and dividends.

      The Fund invests, under normal circumstances, at least 80% of the value of its assets in securities convertible into common stocks: convertible bonds, convertible preferreds, manufactured convertible securities, synthetic convertible securities, warrants, and any rights to purchase common stocks. The Fund may invest, under normal circumstances, up to 20% of its assets in: common stock, money market

                                   PROPOSAL 6
                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT AGREEMENT
                  FOR FROLEY, REVY CONVERTIBLE SECURITIES FUND

instruments, non-convertible corporate or government debt securities and foreign securities. The Fund may also: invest in stock index futures; borrow money to meet shareholder redemptions, but not for speculative purposes; and invest in other investment companies. In the event that Froley Revy determines that market conditions are not suitable for the Fund's typical investments, Froley Revy may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

      Andrea Revy O'Connell currently serves as portfolio manager for the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since 1986. Under the Proposed Convertible Securities Agreement, Ms. O'Connell will continue to serve as portfolio manager under the Fund's new sub-advisory arrangement with Froley Revy.

      It is anticipated that the Proposed Convertible Securities Agreement will be dated as of the day after shareholder approval of the Proposed Agreement and the Proposed Convertible Securities Agreement is obtained. If approved by shareholders, the Proposed Convertible Securities Agreement will continue in effect for an initial term of one year and may continue thereafter from year to year if approved at least annually at a meeting, specifically called for such purpose, by the vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees of the Trust in person, including a vote of a majority of the Trustees who are not parties to the Proposed Convertible Securities Agreement or interested persons of any such party.

      If the Proposed Convertible Securities Agreement is not approved by the shareholders of the Fund, the Trustees of the Trust will consider what other action is appropriate based upon the best interests of the shareholders.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

      The Board considered the approval of the Proposed Agreement and the approval of the Proposed Convertible Securities Agreement at the same time and took into consideration information regarding the management, financial position and business of Froley Revy, as well as the experience of Froley Revy's portfolio management team.

For the reasons as set forth above, the Board unanimously recommends that shareholders of Froley, Revy Convertible Securities Fund vote to approve Proposal 6.

                                OTHER INFORMATION

SHARE OWNERSHIP OF THE FUND

      As of August 3, 2004, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund, except with respect to the Trainer Wortham Total Return Bond Fund, for which Fund the officers and Trustees of the Trust, as a group, beneficially owned approximately 14.13% of the outstanding shares of the Fund.

      Listed below are the names and addresses of those shareholders and accounts who, as of August 3, 2004, owned of record or beneficially 5% or more of the shares of a Fund.

      Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

As of August 3, 2004, the following persons or organizations owned of record or beneficially more than 5% of the outstanding voting shares of the Trainer Wortham First Mutual Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER      NUMBER OF SHARES HELD     PERCENTAGE
------------------------------------      ---------------------     ----------
Charles Schwab & Co., Inc.                     220,732.186            8.85%
101 Montgomery Street,
San Francisco, CA 94104-4122

Trainer Wortham Profit Sharing Trust           218,596.642            8.78%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

As of August 3, 2004, the following persons or organizations owned of record or beneficially more than 5% of the outstanding voting shares of the Trainer Wortham Total Return Bond Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER      NUMBER OF SHARES HELD     PERCENTAGE
------------------------------------      ---------------------     ----------
Charles Schwab & Co., Inc.                     810,385.462            31.30%
101 Montgomery Street,
San Francisco, CA  94104-4122

H. Williamson Ghriskey, Jr.,                   365,951.465            14.13%
Margot Marsh Biodiversity Foundation
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

As of August 3, 2004, the following persons or organizations owned of record or beneficially more than 5% of the outstanding voting shares of the Froley, Revy Convertible Securities Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER      NUMBER OF SHARES HELD     PERCENTAGE
------------------------------------      ---------------------     ----------
PFPC Trust Co. C/F IRA FBO                     186,823.209            12.34%
Dan Neuhar
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

PFPC Trust Co. C/F IRA FBO                     176,251.759            11.64%
Michel Bernstein
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

Dan Neuhar Trust                               160,299.166            10.58%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

Wallette A. Shidler                            153,431.276            10.13%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

PFPC Trust Co. C/F IRA FBO                     104,436.419             7.03%
Marvin M. Gladstone
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

Casper College Foundation                       741,910.96             5.72%
c/o Trainer Wortham & Company, Inc.
P.O. Box 5317
New York, NY 10185-5317

      All proxies received by the Management of the Fund will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR Proposals 1 through 7. Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

      Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast. In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 3 set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxy holders will vote those proxies that they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

SUBMISSION OF CERTAIN PROPOSALS

      Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Fund by a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a Shareholder meeting.

EXPENSES

      The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne by Trainer Wortham and/or Reserve Management, as applicable.

DELIVERY OF PROXY STATEMENT

      The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to Trainer Wortham Funds, c/o PFPC Inc., P.O. Box 9804, Providence, RI 02940-9804 or call toll-free (866) 893-8637. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or the Trust directly.

      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                 Christine Pierangeli, Secretary

PROXY CARD                                                            PROXY CARD

                              TRAINER WORTHAM FUNDS

                        TRAINER WORTHAM FIRST MUTUAL FUND

              SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 22, 2004

This proxy card is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on September 22, 2004.

The undersigned hereby appoints Christopher Brancazio, David C. Lebisky and Christine Pierangeli as proxies, each with the power to appoint his or her substitute and to vote the proxies held by him or her at the Special Meeting of Shareholders of the Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund (each, a "Fund" and together, the "Funds") of Trainer Wortham Funds (the "Trust") to be held at 2:00 p.m., Eastern Time, on September 22, 2004 at the offices of the Fund's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

Please indicate your vote by marking the appropriate box in ink. Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS.

1.    ELECTION OF TRUSTEES

      [ ] FOR all nominees listed below             [ ] WITHOLD AUTHORITY
          (except as marked to the contrary below)      to vote for all nominees
                                                        listed below

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

      BRUCE R. BENT
      EDWIN EHLERT, JR.
      PATRICK J. FOYE
      DONALD J. HARRINGTON
      WILLIAM J. MONTGORIS
      WILLIAM E. VIKLUND

2. APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND RESERVE MANAGEMENT COMPANY, INC. ("RESERVE MANAGEMENT"), ON BEHALF OF TRAINER WORTHAM FIRST MUTUAL FUND.

      [ ] FOR                   [ ] AGAINST              [ ] ABSTAIN

3. APPROVAL OF A PROPOSAL TO PERMIT RESERVE MANAGEMENT TO ENTER INTO, TERMINATE OR MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF THE TRAINER WORTHAM FIRST MUTUAL FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

      [ ] FOR                   [ ] AGAINST              [ ] ABSTAIN

4. APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN RESERVE MANAGEMENT AND TRAINER WORTHAM & COMPANY, INC. ON BEHALF OF TRAINER WORTHAM FIRST MUTUAL FUND.

      [ ] FOR                   [ ] AGAINST              [ ] ABSTAIN

7. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

      [ ] GRANT                 [ ] WITHOLD

                                    IMPORTANT

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN THIS PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE PERCENTAGE OF CAPITAL ACCOUNT BALANCES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add full titles as such. If for a partnership, sign in partnership name by an authorized person. A proxy with respect to capital account balances held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Fund receives specific written notice to the contrary from any one of them.

                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature (if held jointly)

                                            Date:________________________ ,_____

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

PROXY CARD                                                            PROXY CARD

                              TRAINER WORTHAM FUNDS

                     TRAINER WORTHAM TOTAL RETURN BOND FUND

              SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 22, 2004

This proxy card is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on September 22, 2004.

The undersigned hereby appoints Christopher Brancazio, David C. Lebisky and Christine Pierangeli as proxies, each with the power to appoint his or her substitute and to vote the proxies held by him or her at the Special Meeting of Shareholders of the Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund (each, a "Fund" and together, the "Funds") of Trainer Wortham Funds (the "Trust") to be held at 2:00 p.m., Eastern Time, on September 22, 2004 at the offices of the Fund's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

Please indicate your vote by marking the appropriate box in ink. Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS.

1.    ELECTION OF TRUSTEES

      [ ] FOR all nominees listed below             [ ] WITHOLD AUTHORITY
          (except as marked to the contrary below)      to vote for all nominees
                                                        listed below

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

      BRUCE R. BENT
      EDWIN EHLERT, JR.
      PATRICK J. FOYE
      DONALD J. HARRINGTON
      WILLIAM J. MONTGORIS
      WILLIAM E. VIKLUND

2. APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND RESERVE MANAGEMENT COMPANY, INC. ("RESERVE MANAGEMENT"), ON BEHALF OF THE TRAINER WORTHAM TOTAL RETURN BOND FUND.

      [ ] FOR                   [ ] AGAINST              [ ] ABSTAIN

3. APPROVAL OF A PROPOSAL TO PERMIT RESERVE MANAGEMENT TO ENTER INTO, TERMINATE OR MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF THE TRAINER WORTHAM TOTAL RETURN BOND FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

      [ ] FOR                   [ ] AGAINST              [ ] ABSTAIN

5. APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN RESERVE MANAGEMENT AND TRAINER WORTHAM & COMPANY, INC. ON BEHALF OF TRAINER WORTHAM TOTAL RETURN BOND FUND.

      [ ] FOR                   [ ] AGAINST              [ ] ABSTAIN

7. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

      [ ] GRANT                 [ ] WITHOLD

                                    IMPORTANT

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN THIS PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE PERCENTAGE OF CAPITAL ACCOUNT BALANCES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add full titles as such. If for a partnership, sign in partnership name by an authorized person. A proxy with respect to capital account balances held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Fund receives specific written notice to the contrary from any one of them.

                                                ________________________________
                                                Signature

                                                ________________________________
                                                Signature (if held jointly)

                                                Date:____________________ ,_____

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

PROXY CARD                                                            PROXY CARD

                              TRAINER WORTHAM FUNDS

                    FROLEY, REVY CONVERTIBLE SECURITIES FUND

              SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 22, 2004

This proxy card is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on September 22, 2004.

The undersigned hereby appoints Christopher Brancazio, David C. Lebisky and Christine Pierangeli as proxies, each with the power to appoint his or her substitute and to vote the proxies held by him or her at the Special Meeting of Shareholders of the Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund (each, a "Fund" and together, the "Funds") of Trainer Wortham Funds (the "Trust") to be held at 2:00 p.m., Eastern Time, on September 22, 2004 at the offices of the Fund's Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

Please indicate your vote by marking the appropriate box in ink. Example: [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS.

1.    ELECTION OF TRUSTEES

      [ ] FOR all nominees listed below         [ ] WITHOLD AUTHORITY
          (except as marked to the                  to vote for all nominees
          contrary below)                           listed below

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

      BRUCE R. BENT
      EDWIN EHLERT, JR.
      PATRICK J. FOYE
      DONALD J. HARRINGTON
      WILLIAM J. MONTGORIS
      WILLIAM E. VIKLUND

2. APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND RESERVE MANAGEMENT COMPANY, INC. ("RESERVE MANAGEMENT"), ON BEHALF OF THE FROLEY, REVY CONVERTIBLE SECURITIES FUND.

      [ ] FOR           [ ] AGAINST            [  ] ABSTAIN

3. APPROVAL OF A PROPOSAL TO PERMIT RESERVE MANAGEMENT TO ENTER INTO, TERMINATE OR MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF FROLEY, REVY CONVERTIBLE SECURITIES FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.

      [  ] FOR          [ ] AGAINST            [  ] ABSTAIN

6. APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN RESERVE MANAGEMENT AND FROLEY, REVY INVESTMENT COMPANY, INC. ON BEHALF OF FROLEY, REVY CONVERTIBLE SECURITIES FUND.

      [  ] FOR          [ ] AGAINST            [  ] ABSTAIN

7. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

      [  ] GRANT        [ ] WITHOLD

                                    IMPORTANT

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN THIS PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE PERCENTAGE OF CAPITAL ACCOUNT BALANCES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add full titles as such. If for a partnership, sign in partnership name by an authorized person. A proxy with respect to capital account balances held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Fund receives specific written notice to the contrary from any one of them.

                                    ___________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature (if held jointly)

                                    Date:________________ ,_____

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

                                    EXHIBIT A

                              TRAINER WORTHAM FUNDS

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEMBERSHIP

The Nominating and Corporate Governance Committee of the Trainer Wortham Funds (the "Trust") shall be composed entirely of the Independent Trustees of the Trust. Management of the Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

BOARD NOMINATIONS AND FUNCTIONS

- The Committee shall recommend nominees to the full Board for election to the Board of Trustees. The Committee shall evaluate each candidate's qualifications for Board membership and with respect to Independent Trustee nominees; the Committee shall evaluate their independence from the Trust's manager and other principal service providers. In determining a nominee's qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee identifies as being necessary and suitable for a member of the Trust's Board.

- The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

- The Committee shall review Trustee compensation on an annual basis and shall recommend any appropriate changes to the full Board.

CORPORATE GOVERNANCE

1. The Committee shall oversee the Trust's policies and procedures regarding compliance with corporate governance policies.

2. The Committee shall periodically review the Board governance procedures of the Trust and shall recommend any appropriate changes to the full Board.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trust in connection with its duties.

                                    EXHIBIT B

                              TRAINER WORTHAM FUNDS

                             AUDIT COMMITTEE CHARTER

The Audit Committee of the Board of Trustees of the Trainer Wortham Funds (the "Trust"), which consists of several separate investment series (the "Funds"), is established to oversee the Trust's accounting and financial reporting process.

PURPOSE

The Trust's management, together with such third-party service providers as the Trust may retain from time to time to provide financial accounting services to the Funds, have the responsibility to prepare the Trust's financial statements and to establish and maintain appropriate accounting and other controls and procedures. The Trust's independent auditor has the responsibility to plan and conduct an audit of the Trust's financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The purpose of the Audit Committee is to assist the full Board in oversight of (i) the integrity of the Trust's financial statements; (ii) the Trust's compliance with legal and regulatory requirements; and (iii) the qualifications, independence and performance of the Trust's independent auditors.

STRUCTURE AND COMPOSITION

The Audit Committee shall be composed exclusively of independent trustees, at least one of whom may be considered to be an "audit committee financial expert" as that term may be defined pursuant to SEC rule or regulation from time to time, and shall have a minimum of three members. The members should select from their number a chairperson.

DUTIES AND RESPONSIBILITIES

The duties and responsibilities of the Audit Committee shall be as follows:

- Recommend to the Board of Trustees the selection, retention or termination of an independent public accounting firm.

- Evaluate the independence of the Trust's independent auditor, and obtain and review the auditor's disclosures and representations with respect to its independence.

- As part of its evaluation of the independence of the Trust's independent auditor, review (i) the fees paid to the Trust's independent auditor by the Trust's manager and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Trust's independent auditor by the Trust's manager and its affiliates.

- Review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the committee will review such audit with the independent auditors, including any comments or recommendations.

- To consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors.

- Oversee the work of the Trust's independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting.

- Review with the Trust's independent auditor and with management the adequacy and effectiveness of internal controls and procedures (including those relating to valuation of portfolio securities) and consider any comments, recommendations or findings with respect to these controls and procedures, whether of the Trust or its principal service providers.

- Obtain and review periodically information provided by the Trust's independent auditor concerning the audit firm's quality control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues.

-     Review the fees charged by the auditors for audit and non-audit services.

- Investigate improprieties or suspected improprieties in fund operations that are brought to the Audit Committee's attention.

-     Report its activities to the full Board on a regular basis.

- Pre-approval of all auditing services and permissible non-auditing services to be provided to the Trust by the auditor and pre-approval of the auditor's engagement for non-audit services to Trust-related entities where such services relate directly to the operations and financial reporting of the Trust.

- Review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law.

- Review with the Board, on a periodic basis, the Committee members' education and experience so that the board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an "audit committee financial expert" as that term may be defined pursuant to SEC rule or regulation from time to time.

- Consider such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board of Trustees.

AUTHORITY

The Committee shall have unrestricted access to the Trustees of the Trust, the independent auditors, and the executive and financial management of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain at the Trust's expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

PROCESS

The Audit Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Trust's independent auditor, management, other service providers, or legal counsel, without independent verification. The Audit Committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the Audit Committee shall be submitted to the Board of Trustees of the Trust.

COMMITTEE CHARTER

The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees. The Charter, including any amendments thereto, shall be maintained in the records of the Trust.

THE FOREGOING CHARTER WAS REVIEWED AND APPROVED BY THE AUDIT COMMITTEE OF THE TRUST AT A MEETING HELD ON JULY 29, 2003.

                                    EXHIBIT C

                                COMPREHENSIVE FEE
                         INVESTMENT MANAGEMENT AGREEMENT

      THIS AGREEMENT ("Agreement"), dated the 28th day of September, 2004, made and entered into by and between HALLMARK INVESMENT SERIES TRUST a Delaware business trust (the "Trust"), on behalf of HALLMARK FIRST MUTUAL FUND (the "First Mutual Fund"), HALLMARK TOTAL RETURN BOND FUND (the "Total Return Bond Fund") and HALLMARK CONVERTIBLE SECURITIES FUND (the "Convertible Securities Fund") (each, a "Fund" and together, the "Funds"), and RESERVE MANAGEMENT COMPANY, INC., a New Jersey corporation having its principal place of business in New York (the "Manager").

      WHEREAS, the Trust is an investment management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in separate series or classes of series, each representing an interest in a separate portfolio of investment securities and other assets;

      The parties agree as follows:

      1. INVESTMENT SERVICES. The Manager shall select and manage the Fund's investments and shall determine what investments shall be made or disposed of by the Fund and shall effect such acquisitions and dispositions, all in furtherance of the Fund's investment objective and policies, subject to the overall control and direction of the Board of Trustees of the Trust (the "Trustees"). The Manager shall report on such activities to the Trustees and shall submit such reports and other information thereon as the Trustees shall from time to time request. Notwithstanding any other provision hereof, the Manager, with the approval of the Trustees, may contract with one or more Sub-Investment Managers to perform any of the investment management services; provided, however, any compensation paid will be the sole responsibility of the Manager.

      2. OTHER SERVICES AND ASSUMPTION OF CERTAIN EXPENSES. The Manager shall furnish to the Trust, on behalf of the Fund: (i) the services of a President and such other executive officers as may be requested by the Fund, (ii) office space and customary office facilities to the extent that the Fund's activities occur in New York, (iii) maintain Fund records not otherwise maintained by the Fund's custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by the Fund for the operation of its business and compliance with applicable laws. The Manager shall pay the compensation of all officers of the Trust on behalf of the Fund and all operating and other expenses of the Fund except interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, state (blue sky) and SEC registration fees, and the fees of the Trustees who are not interested persons of the Manager as defined in the Investment Company Act. The Manager may contract with other parties to perform any of the ordinary administrative services required of the Manager; provided, however any such compensation will be the responsibility of the Manager.

      3. COMPENSATION OF THE MANAGER. The First Mutual Fund shall pay to the Manager as compensation for the services rendered hereunder and as full reimbursement for all officers compensation and ordinary operating expenses of the Fund paid by the Manager under paragraph 2 hereof, a management fee (as a percentage of the average daily net assets attributable to each class of shares) at an annual rate of 1.30% of the Fund's average daily net asset value attributable to the Class R shares of the Fund and at an annual rate of 1.00% of the Fund's average daily net asset value attributable to the Class I shares of the Fund (the "Management Fee").

      The Total Return Bond Fund shall pay to the Manager as compensation for the services rendered hereunder and as full reimbursement for all officers compensation and ordinary operating expenses of the Fund paid by the Manager under paragraph 2 hereof, a management fee (as a percentage of the average daily net assets attributable to each class of shares) at an annual rate of 1.05% of the Fund's average daily net asset value attributable to the Class R shares of the Fund and at an annual rate of 1.00% of the Fund's average daily net asset value attributable to the Class I shares of the Fund (the "Management Fee").

      The Convertible Securities Fund shall pay to the Manager as compensation for the services rendered hereunder and as full reimbursement for all officers compensation and ordinary operating expenses of the Fund paid by the Manager under paragraph 2 hereof, a management fee (as a percentage of the average daily net assets attributable to each class of shares) at an annual rate of 1.25% of the Fund's average daily net asset value attributable to the Class R shares of the Fund and at an annual rate of 1.00% of the Fund's average daily net asset value attributable to the Class I shares of the Fund (the "Management Fee").

      The Management Fee shall be computed and accrued daily and shall be paid by the Fund to the Manager periodically.

      4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the Investment Company Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations under such acts, to the extent that the subject matter of the Agreement is within the purview of such acts and such rules and regulations. The Manager will assist the Trust on behalf of the Fund in complying with the requirements of the Investment Company Act, and the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations under such acts and in qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended, and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Manager shall at all times conform to the provisions of the Declaration of Trust and By-Laws, the provisions of the currently effective Registration Statement of the Fund under the Investment Company Act and the Securities Act, and any other applicable provisions of state or Federal law.

      5. TERMINATION. This Agreement shall be in effect until the close of business on September 28, 2005 and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) either a majority of the Board of Trustees of the Trust or the vote of a majority of the outstanding voting securities of the Fund, and
(ii) separately by a majority of the Trustees who are not parties to this Agreement or interested persons (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the shareholders of the Fund fail to approve the Agreement, as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the Investment Company Act, and the rules thereunder.

      Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Manager, or by the Manager on like notice to the Trust.

      The name "Hallmark" shall be deemed to have been licensed to the Trust by the Manager. In the event of termination of this Agreement, the Manager may terminate or revoke such license on 90 days' written notice to the Trust. On or before the date of such revocation or termination, the Trust will change its name to another name which does not include the word "Hallmark."

      6. NON-ASSIGNABILITY. This Agreement shall not be assignable by either party hereto and shall automatically terminate forthwith in the event of such assignment, within the meaning of the Investment Company Act.

      7. APPROVAL OF AMENDMENTS. Any material amendments to this Agreement shall be approved by vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.

      8. NON-EXCLUSIVITY. The services of the Manager to the Trust are not to be deemed exclusive and the Trust agrees that the Manager is free to act as investment manager to various investment companies and other managed accounts. For purposes of this Agreement and the undertakings provided for herein, the Manager shall at all times be considered as an independent contractor, and shall not be considered as an agent of the Trust and shall have no authority to act for or represent the Trust in any way.

      9. LIABILITY OF THE MANAGER. In performing its duties hereunder, the Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the Investment Company Act, neither the Manager nor its officers, trustees, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or by reason of reckless disregard of the Manager's obligations and duties under this Agreement.

      10. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the Manager or to the Trust at 1250 Broadway, 32nd Floor, New York, New York 10001, or at such addresses as either party may from time to time specify by notice to the other.

      11. DEFINITIONS. The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act and the rules thereunder.

      12. GOVERNING LAW. The terms and provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be deemed to be severable.

      14. SHAREHOLDER LIABILITY. The Manager understands and agrees that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Fund and the property of the Fund. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

      15. ENFORCEMENT LIMITED TO FUND. The Manager understands and agrees that any debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing under this Agreement shall be enforceable against the assets of the Fund only, and not against the assets of the Trust, generally, or the assets of any other separate series of the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

                                    ____________________________, on behalf of
                                    Hallmark _________________ Fund

                                    By
                                    ______________________________
                                               President

ATTEST:

____________________________

         Secretary

                                    RESERVE MANAGEMENT COMPANY, INC.

                                    By
                                   __________________________________
                                               President
ATTEST

_____________________________
         Secretary

                                    EXHIBIT D

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     FOR THE

                           HALLMARK FIRST MUTUAL FUND

      THIS AGREEMENT ("Agreement") made this 28th day of September, 2004, by, between and among Hallmark Investment Series Trust, a Delaware business trust (the "Trust"), on behalf of Hallmark First Mutual Fund (the "Fund"), and RESERVE MANAGEMENT COMPANY, INC., a New Jersey corporation having its principal place of business in New York (the "Investment Manager") and Trainer, Wortham & Investment Company, Inc. ( the "Sub-Investment Manager"), a New York Corporation having its principal place of business in New York;

                              W I T N E S S E T H:

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in separate series or classes of series with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

      WHEREAS, the Trust has employed the Investment Manager to act as investment manager of the Fund as set forth in the Investment Management Agreement between the Trust and the Investment Manager dated September 28, 2004 (the "Investment Management Agreement");

      WHEREAS, the Sub-Investment Manager is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

      WHEREAS, the Trust and the Investment Manager desire to retain the Sub-Investment Manager to render investment management services to the Fund in the manner and on the terms hereinafter set forth;

         The parties agree as follows:

      1. DUTIES OF THE SUB-INVESTMENT MANAGER. The Sub-Investment Manager hereby agrees, subject to the supervision of the Investment Manager and the Trust, (1) to act as the sub-investment adviser to, and sub-investment manager of, the Fund, (2) to manage the investment and reinvestment of the assets of the Fund for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

      2. SUB-INVESTMENT MANAGEMENT SERVICES. In performing the duties stated in Paragraph 1 above, the Sub-Investment Manager will regularly provide the Investment Manager and the Trust with such investment research, advice and management as the Investment Manager and the Trust may from time to time consider reasonably necessary for the proper management of the Fund. The Sub-Investment Manager will furnish continuously an investment program and will conduct a continuous program of evaluation of assets in the Fund. In this connection the Sub-Investment Manager will provide the Board of Trustees and officers of the Trust with such statistical information with respect to investments of the Fund and such periodic and special reports and information as the Investment Manager or the Trustees may reasonably request. In addition the Sub-Investment Manager will determine which securities or other investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in securities or other assets in which it may invest. In so acting, the Sub-Investment Manager shall always be subject to, and shall follow at all times (i) any restrictions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, (ii) the applicable provisions of the Investment Company Act, and any rules and regulations adopted thereunder, (iii) statements relating to the Fund's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund and statement of additional information then currently effective, and (iv) any other provision of state and federal law applicable to it in connection with its duties hereunder. Should the Board of Trustees of the Trust or the Investment Manager at any time, however, make any definite determination as to investment policy of the Fund and notify the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Investment

Manager shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies of the Fund, determined as provided above, and in particular shall place orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by the Sub-Investment Manager.

      The Sub-Investment Manager will comply with any and all reasonable procedures established by the Investment Manager and shall establish and comply with such other internal procedures as are necessary, with a view toward assuring compliance by the Trust, the Fund, the Investment Manager and the Sub-Investment Manager with the Advisers Act, the Investment Company Act and any other applicable laws, rules and regulations.

      3. PURCHASE AND SALE OF ASSETS. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Investment Manager, provided that the Sub-Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in a manner the Sub-Investment Manager deems equitable among the accounts involved and at a price which is approximately averaged. Neither the Sub-Investment Manager, nor any of its principals, directors, officers or employees, nor any person, firm or corporation controlling, controlled by or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets of the Fund.

      In placing orders for the purchase or sale of investments for the Fund, the Sub-Investment Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      The Sub-Investment Manager may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, and any successor provision thereof, cause the Fund to pay a broker or dealer that provides research and other brokerage services to the Sub-Investment Manager an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. To the extent authorized by said section, the Sub-Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

      4. COMPENSATION OF THE SUB-INVESTMENT MANAGER. For the services rendered by the Sub-Investment Manager under this Agreement, the Investment Manager shall pay to the Sub-Investment Manager at the end of each calendar quarter a fee of not less than 0.45% (45 basis points) on the net assets of the current shareholders of the Fund, not less than 0.30% (30 basis points) on the net assets of the Class R shareholders of the Fund and not less than 0.20% (20 basis points) on the net assets of any new Class I shares of the Fund, on an annual basis. Expenses are allocated to a fund on an identified cost basis or prorated by assets or number of accounts where facilities, services or personnel are utilized by more than one fund. The Fund will be audited annually and its books are open to inspection by the Investment Manager and Sub-Investment Manager on any reasonable frequency with or without notice. The Investment Manager shall provide to the Sub-Investment Manager, on a quarterly basis, an unaudited Statement of Operations of the revenues received from and expenses incurred on behalf of the Fund.

      The payment of the advisory fees and the allocation of charges and expenses between the Trust and the Investment Manager are set forth in the Investment Management Agreement. Nothing in this Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Trust.

      5. BOOKS AND RECORDS. The Sub-Investment Manager agrees that all books and records that it maintains for the Trust are the Trust's property, and, in the event of termination of this Agreement for any reason, the Sub-Investment Manager agrees to return to the Trust, free from any claim or retention of rights by the Sub-Investment Manager, all records relating to the Fund. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities and the Investment Manager or the Fund. In connection with its duties hereunder the Sub-Investment

Manager further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

      The Sub-Investment Manager will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as expressly authorized by the Trust, or if disclosure is expressly required by applicable Federal or state regulatory authorities or by this Agreement.

      6. LIABILITY AND INDEMNIFICATION. In performing its duties hereunder, the Sub-Investment Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the Investment Company Act, neither the Sub-Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Investment Manager's duties or by reason of reckless disregard of the Sub-Investments Manager's obligations and duties under this Agreement. The Sub-Investment Manager shall also comply with the Fund's Code of Ethics, which has been provided to it.

      Investment Manager and Trust agree to hold harmless and indemnify Sub-Investment Manager from and against any loss, liability, damages or expenses, including attorney fees, resulting from willful misfeasance, bad faith or gross negligence by Investment Manager or Trust, or by any officer, director, employee or agent of either. Further, Investment Manager and Trust agree to indemnify Sub-Investment Manager for any loss, liability, damages or expenses, including attorney fees, that may be incurred by Sub-Investment Manager as a result of a breach, or allegations of a breach, of a fiduciary duty by Investment Manager or Trust or as a result of a violation, or allegation of a violation, by Investment Manager or Trust of the federal securities laws, including but not limited to, the Advisers Act, the Investment Company Act, or of any other federal or state law(s), rule(s) or regulation(s) applicable to Investment Manager or Trust.

      7. RELIANCE ON DOCUMENTS. The Trust or its agent will provide timely information to the Sub-Investment Manager regarding such matters as purchases and redemptions of shares in the Fund, the cash requirements, and cash available for investment in the Fund, and all other information as may be reasonably necessary or appropriate in order for the Sub-Investment Manager to perform its responsibilities hereunder.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's prospectus and statement of additional information, the Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of this agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all such documents furnished to it by the Investment Manager of the Fund.

      8. APPROVAL AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective as of the date first above written. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, and (b) a majority of those Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated without the payment of any penalty by the Board of Trustees of the Trust, by vote of a majority of the outstanding shares of the Fund, or by the Investment Manager on sixty days' written notice to the Sub-Investment Manager, or by the Sub-Investment Manager on sixty days' written notice to the Trust and the Investment Manager. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

      9. DEFINITIONS. The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act and the rules thereunder.

      10. GOVERNING LAW. The terms and provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      11. SHAREHOLDER LIABILITY. The Investment Manager and Sub-Investment Manager understand and agree that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Fund and the property of the Fund. The Manager and Sub-Investment Manager represent that they have notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

      12. ENFORCEMENT LIMITED TO FUND. The Manager and Sub-Investment Manager understand and agree that any debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing on behalf of the Fund under this Agreement shall be enforceable against the assets of the Fund only, and not against the assets of the Trust, generally, or the assets of any other separate series of the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

                                              __________________________, on
                                              behalf of ___________________ Fund

Attest:

________________________________              BY:_______________________________

Title:___________________________             Title:___________________________

                                              __________________________________
Attest:

________________________________              BY:_____________________________

Title:___________________________             Title:___________________________

                                              RESERVE MANAGEMENT COMPANY, INC.
Attest:

________________________________              BY:_____________________________

Title:___________________________             Title:___________________________

                                    EXHIBIT E

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     FOR THE

                         HALLMARK TOTAL RETURN BOND FUND

      THIS AGREEMENT ("Agreement") made this 28th day of September, 2004, by, between and among Hallmark Investment Series Trust, a Delaware business trust (the "Trust"), on behalf of Hallmark First Total Return Bond Fund (the "Fund"), and RESERVE MANAGEMENT COMPANY, INC., a New Jersey corporation having its principal place of business in New York (the "Investment Manager") and Trainer, Wortham & Investment Company, Inc. ( the "Sub-Investment Manager"), a New York Corporation having its principal place of business in New York;

                              W I T N E S S E T H:

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in separate series or classes of series with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

      WHEREAS, the Trust has employed the Investment Manager to act as investment manager of the Fund as set forth in the Investment Management Agreement between the Trust and the Investment Manager dated September 28, 2004 (the "Investment Management Agreement");

      WHEREAS, the Sub-Investment Manager is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

      WHEREAS, the Trust and the Investment Manager desire to retain the Sub-Investment Manager to render investment management services to the Fund in the manner and on the terms hereinafter set forth;

      The parties agree as follows:

      1. DUTIES OF THE SUB-INVESTMENT MANAGER. The Sub-Investment Manager hereby agrees, subject to the supervision of the Investment Manager and the Trust, (1) to act as the sub-investment adviser to, and sub-investment manager of, the Fund, (2) to manage the investment and reinvestment of the assets of the Fund for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

      2. SUB-INVESTMENT MANAGEMENT SERVICES. In performing the duties stated in Paragraph 1 above, the Sub-Investment Manager will regularly provide the Investment Manager and the Trust with such investment research, advice and management as the Investment Manager and the Trust may from time to time consider reasonably necessary for the proper management of the Fund. The Sub-Investment Manager will furnish continuously an investment program and will conduct a continuous program of evaluation of assets in the Fund. In this connection the Sub-Investment Manager will provide the Board of Trustees and officers of the Trust with such statistical information with respect to investments of the Fund and such periodic and special reports and information as the Investment Manager or the Trustees may reasonably request. In addition the Sub-Investment Manager will determine which securities or other investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in securities or other assets in which it may invest. In so acting, the Sub-Investment Manager shall always be subject to, and shall follow at all times (i) any restrictions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, (ii) the applicable provisions of the Investment Company Act, and any rules and regulations adopted thereunder, (iii) statements relating to the Fund's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund and statement of additional information then currently effective, and (iv) any other provision of state and federal law applicable to it in connection with its duties hereunder. Should the Board of Trustees of the Trust or the Investment Manager at any time, however, make any definite determination as to investment policy of the Fund and notify the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Investment

Manager shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies of the Fund, determined as provided above, and in particular shall place orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by the Sub-Investment Manager.

      The Sub-Investment Manager will comply with any and all reasonable procedures established by the Investment Manager and shall establish and comply with such other internal procedures as are necessary, with a view toward assuring compliance by the Trust, the Fund, the Investment Manager and the Sub-Investment Manager with the Advisers Act, the Investment Company Act and any other applicable laws, rules and regulations.

      3. PURCHASE AND SALE OF ASSETS. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Investment Manager, provided that the Sub-Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in a manner the Sub-Investment Manager deems equitable among the accounts involved and at a price which is approximately averaged. Neither the Sub-Investment Manager, nor any of its principals, directors, officers or employees, nor any person, firm or corporation controlling, controlled by or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets of the Fund.

      In placing orders for the purchase or sale of investments for the Fund, the Sub-Investment Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      The Sub-Investment Manager may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, and any successor provision thereof, cause the Fund to pay a broker or dealer that provides research and other brokerage services to the Sub-Investment Manager an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. To the extent authorized by said section, the Sub-Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

      4. COMPENSATION OF THE SUB-INVESTMENT MANAGER. For the services rendered by the Sub-Investment Manager under this Agreement, the Investment Manager shall pay to the Sub-Investment Manager at the end of each calendar quarter a fee of not less than 0.35% (35 basis points) on the net assets of the current shareholders of the Fund, not less than 0.30% (30 basis points) on the net assets of the Class R shareholders of the Fund and not less than 0.20% (20 basis points) on the net assets of any new Class I shares of the Fund, on an annual basis. Expenses are allocated to a fund on an identified cost basis or prorated by assets or number of accounts where facilities, services or personnel are utilized by more than one fund. The Fund will be audited annually and its books are open to inspection by the Investment Manager and Sub-Investment Manager on any reasonable frequency with or without notice. The Investment Manager shall provide to the Sub-Investment Manager, on a quarterly basis, an unaudited Statement of Operations of the revenues received from and expenses incurred on behalf of the Fund.

      The payment of the advisory fees and the allocation of charges and expenses between the Trust and the Investment Manager are set forth in the Investment Management Agreement. Nothing in this Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Trust.

      5. BOOKS AND RECORDS. The Sub-Investment Manager agrees that all books and records that it maintains for the Trust are the Trust's property, and, in the event of termination of this Agreement for any reason, the Sub-Investment Manager agrees to return to the Trust, free from any claim or retention of rights by the Sub-Investment Manager, all records relating to the Fund. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities and the Investment Manager or the Fund. In connection with its duties hereunder the Sub-Investment

Manager further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

      The Sub-Investment Manager will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as expressly authorized by the Trust, or if disclosure is expressly required by applicable Federal or state regulatory authorities or by this Agreement.

      6. LIABILITY AND INDEMNIFICATION. In performing its duties hereunder, the Sub-Investment Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the Investment Company Act, neither the Sub-Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Investment Manager's duties or by reason of reckless disregard of the Sub-Investments Manager's obligations and duties under this Agreement. The Sub-Investment Manager shall also comply with the Fund's Code of Ethics, which has been provided to it.

      Investment Manager and Trust agree to hold harmless and indemnify Sub-Investment Manager from and against any loss, liability, damages or expenses, including attorney fees, resulting from willful misfeasance, bad faith or gross negligence by Investment Manager or Trust, or by any officer, director, employee or agent of either. Further, Investment Manager and Trust agree to indemnify Sub-Investment Manager for any loss, liability, damages or expenses, including attorney fees, that may be incurred by Sub-Investment Manager as a result of a breach, or allegations of a breach, of a fiduciary duty by Investment Manager or Trust or as a result of a violation, or allegation of a violation, by Investment Manager or Trust of the federal securities laws, including but not limited to, the Advisers Act, the Investment Company Act, or of any other federal or state law(s), rule(s) or regulation(s) applicable to Investment Manager or Trust.

      7. RELIANCE ON DOCUMENTS. The Trust or its agent will provide timely information to the Sub-Investment Manager regarding such matters as purchases and redemptions of shares in the Fund, the cash requirements, and cash available for investment in the Fund, and all other information as may be reasonably necessary or appropriate in order for the Sub-Investment Manager to perform its responsibilities hereunder.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's prospectus and statement of additional information, the Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of this agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all such documents furnished to it by the Investment Manager of the Fund.

      8. APPROVAL AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective as of the date first above written. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, and (b) a majority of those Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated without the payment of any penalty by the Board of Trustees of the Trust, by vote of a majority of the outstanding shares of the Fund, or by the Investment Manager on sixty days' written notice to the Sub-Investment Manager, or by the Sub-Investment Manager on sixty days' written notice to the Trust and the Investment Manager. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

      9. DEFINITIONS. The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act and the rules thereunder.

      10. GOVERNING LAW. The terms and provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      11. SHAREHOLDER LIABILITY. The Investment Manager and Sub-Investment Manager understand and agree that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Fund and the property of the Fund. The Manager and Sub-Investment Manager represent that they have notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

      12. ENFORCEMENT LIMITED TO FUND. The Manager and Sub-Investment Manager understand and agree that any debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing on behalf of the Fund under this Agreement shall be enforceable against the assets of the Fund only, and not against the assets of the Trust, generally, or the assets of any other separate series of the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

                                               ____________________________, on
                                               behalf of _________________ Fund

Attest:

_________________________________              BY:_____________________________

Title:___________________________              Title:___________________________

                                               _________________________________
Attest:

________________________________               BY:_____________________________

Title:___________________________              Title:___________________________

                                               RESERVE MANAGEMENT COMPANY, INC.
Attest:

________________________________               BY:_____________________________

Title:___________________________              Title:___________________________

                                    EXHIBIT F

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

                                     FOR THE

                      HALLMARK CONVERTIBLE SECURITIES FUND

      THIS AGREEMENT ("Agreement") made this 28th day of September, 2004, by, between and among Hallmark Investment Series Trust, a Delaware business trust (the "Trust"), on behalf of Hallmark Convertible Securities Fund (the "Fund"), and RESERVE MANAGEMENT COMPANY, INC., a New Jersey corporation having its principal place of business in New York (the "Investment Manager") and Froley, Revy Investment Company, Inc. ( the "Sub-Investment Manager"), a California Corporation having its principal place of business in California;

                              W I T N E S S E T H:

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in separate series or classes of series with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

      WHEREAS, the Trust has employed the Investment Manager to act as investment manager of the Fund as set forth in the Investment Management Agreement between the Trust and the Investment Manager dated September 28, 2004 (the "Investment Management Agreement");

      WHEREAS, the Sub-Investment Manager is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

      WHEREAS, the Trust and the Investment Manager desire to retain the Sub-Investment Manager to render investment management services to the Fund in the manner and on the terms hereinafter set forth;

      The parties agree as follows:

      1. DUTIES OF THE SUB-INVESTMENT MANAGER. The Sub-Investment Manager hereby agrees, subject to the supervision of the Investment Manager and the Trust, (1) to act as the sub-investment adviser to, and sub-investment manager of, the Fund, (2) to manage the investment and reinvestment of the assets of the Fund for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

       2. SUB-INVESTMENT MANAGEMENT SERVICES. In performing the duties stated in Paragraph 1 above, the Sub-Investment Manager will regularly provide the Investment Manager and the Trust with such investment research, advice and management as the Investment Manager and the Trust may from time to time consider reasonably necessary for the proper management of the Fund. The Sub-Investment Manager will furnish continuously an investment program and will conduct a continuous program of evaluation of assets in the Fund. In this connection the Sub-Investment Manager will provide the Board of Trustees and officers of the Trust with such statistical information with respect to investments of the Fund and such periodic and special reports and information as the Investment Manager or the Trustees may reasonably request. In addition the Sub-Investment Manager will determine which securities or other investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in securities or other assets in which it may invest. In so acting, the Sub-Investment Manager shall always be subject to, and shall follow at all times (i) any restrictions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, (ii) the applicable provisions of the Investment Company Act, and any rules and regulations adopted thereunder, (iii) statements relating to the Fund's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund and statement of additional information then currently effective, and (iv) any other provision of state and federal law applicable to it in connection with its duties hereunder. Should the Board of Trustees of the Trust or the Investment Manager at any time, however, make any definite determination as to investment policy of the Fund and notify the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Investment

Manager shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies of the Fund, determined as provided above, and in particular shall place orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by the Sub-Investment Manager.

      The Sub-Investment Manager will comply with any and all reasonable procedures established by the Investment Manager and shall establish and comply with such other internal procedures as are necessary, with a view toward assuring compliance by the Trust, the Fund, the Investment Manager and the Sub-Investment Manager with the Advisers Act, the Investment Company Act and any other applicable laws, rules and regulations.

      3. PURCHASE AND SALE OF ASSETS. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Investment Manager, provided that the Sub-Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in a manner the Sub-Investment Manager deems equitable among the accounts involved and at a price which is approximately averaged. Neither the Sub-Investment Manager, nor any of its principals, directors, officers or employees, nor any person, firm or corporation controlling, controlled by or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets of the Fund.

      In placing orders for the purchase or sale of investments for the Fund, the Sub-Investment Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      The Sub-Investment Manager may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, and any successor provision thereof, cause the Fund to pay a broker or dealer that provides research and other brokerage services to the Sub-Investment Manager an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. To the extent authorized by said section, the Sub-Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

      4. COMPENSATION OF THE SUB-INVESTMENT MANAGER. For the services rendered by the Sub-Investment Manager under this Agreement, the Investment Manager shall pay to the Sub-Investment Manager at the end of each calendar quarter a fee of not less than 0.35% (35 basis points) on the net assets of the current shareholders of the Fund, not less than 0.30% (30 basis points) on the net assets of the Class R shareholders of the Fund and not less than 0.20% (20 basis points) on the net assets of any new Class I shares of the Fund, on an annual basis. Expenses are allocated to a fund on an identified cost basis or prorated by assets or number of accounts where facilities, services or personnel are utilized by more than one fund. The Fund will be audited annually and its books are open to inspection by the Investment Manager and Sub-Investment Manager on any reasonable frequency with or without notice. The Investment Manager shall provide to the Sub-Investment Manager, on a quarterly basis, an unaudited Statement of Operations of the revenues received from and expenses incurred on behalf of the Fund.

      The payment of the advisory fees and the allocation of charges and expenses between the Trust and the Investment Manager are set forth in the Investment Management Agreement. Nothing in this Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Trust.

      5. BOOKS AND RECORDS. The Sub-Investment Manager agrees that all books and records that it maintains for the Trust are the Trust's property, and, in the event of termination of this Agreement for any reason, the Sub-Investment Manager agrees to return to the Trust, free from any claim or retention of rights by the Sub-Investment Manager, all records relating to the Fund. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities and the Investment Manager or the Fund. In connection with its duties hereunder the Sub-Investment

Manager further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

      The Sub-Investment Manager will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as expressly authorized by the Trust, or if disclosure is expressly required by applicable Federal or state regulatory authorities or by this Agreement.

      6. LIABILITY AND INDEMNIFICATION. In performing its duties hereunder, the Sub-Investment Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the Investment Company Act, neither the Sub-Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Investment Manager's duties or by reason of reckless disregard of the Sub-Investments Manager's obligations and duties under this Agreement. The Sub-Investment Manager shall also comply with the Fund's Code of Ethics, which has been provided to it.

      Investment Manager and Trust agree to hold harmless and indemnify Sub-Investment Manager from and against any loss, liability, damages or expenses, including attorney fees, resulting from willful misfeasance, bad faith or gross negligence by Investment Manager or Trust, or by any officer, director, employee or agent of either. Further, Investment Manager and Trust agree to indemnify Sub-Investment Manager for any loss, liability, damages or expenses, including attorney fees, that may be incurred by Sub-Investment Manager as a result of a breach, or allegations of a breach, of a fiduciary duty by Investment Manager or Trust or as a result of a violation, or allegation of a violation, by Investment Manager or Trust of the federal securities laws, including but not limited to, the Advisers Act, the Investment Company Act, or of any other federal or state law(s), rule(s) or regulation(s) applicable to Investment Manager or Trust.

      7. RELIANCE ON DOCUMENTS. The Trust or its agent will provide timely information to the Sub-Investment Manager regarding such matters as purchases and redemptions of shares in the Fund, the cash requirements, and cash available for investment in the Fund, and all other information as may be reasonably necessary or appropriate in order for the Sub-Investment Manager to perform its responsibilities hereunder.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's prospectus and statement of additional information, the Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of this agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all such documents furnished to it by the Investment Manager of the Fund.

      8. APPROVAL AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective as of the date first above written. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, and (b) a majority of those Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated without the payment of any penalty by the Board of Trustees of the Trust, by vote of a majority of the outstanding shares of the Fund, or by the Investment Manager on sixty days' written notice to the Sub-Investment Manager, or by the Sub-Investment Manager on sixty days' written notice to the Trust and the Investment Manager. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

      9. DEFINITIONS. The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act and the rules thereunder.

      10. GOVERNING LAW. The terms and provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York,

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

or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      11. SHAREHOLDER LIABILITY. The Investment Manager and Sub-Investment Manager understand and agree that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Fund and the property of the Fund. The Manager and Sub-Investment Manager represent that they have notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

      12. ENFORCEMENT LIMITED TO FUND. The Manager and Sub-Investment Manager understand and agree that any debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing on behalf of the Fund under this Agreement shall be enforceable against the assets of the Fund only, and not against the assets of the Trust, generally, or the assets of any other separate series of the Trust.

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      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

                                              _____________________________, on
                                              behalf of __________________ Fund

Attest:

_________________________________             BY:_______________________________

Title:___________________________             Title:____________________________

                                              __________________________________
Attest:

_________________________________             BY:______________________________

Title:___________________________             Title:___________________________

                                              RESERVE MANAGEMENT COMPANY, INC.
Attest:

_________________________________             BY:______________________________

Title:___________________________             Title:___________________________

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